JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.
(collectively, the “Julius Baer Funds”)

Supplement dated June 13, 2008 to the Prospectus and Statement of Additional Information, each datedFebruary 29, 2008, each as may be revised or supplemented from time to time

Effective May 1, 2008, Julius Baer Investment Management LLC (the “Adviser”) agreed to waive a portion of its investment advisory fee for each of the Julius Baer Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

Effective June 15, 2008, all references to the Adviser will change from Julius Baer Investment Management LLC to Artio Global Management LLC as a result of a name change implemented by the Adviser.

In the section entitled,“FUND STRATEGIES AND RISKS” with regard to the Julius Baer Global Equity Fund Inc. on page 55, the fourth paragraph of the sub-section, “Principal Investment Strategies”is replaced in its entirety with the following:

The Fund may invest up to 10% of its total net assets in equity warrants and interest rate warrants but is limited to 5% of total net assets in OTC warrants.